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                                                                 Exhibit 23.2

                               CONSENT OF COUNSEL

We hereby consent to the reference to our firm under the caption "Validity of Securities" in this registration statement (File No.________).




                                             /s/ LATHAM & WATKINS


Orange County, California
January 2, 2001